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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported): December 31, 1996

                             MEDAPHIS CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                     000-19480               58-1651222
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                  Identification Number)


2700 CUMBERLAND PARKWAY
SUITE 300
ATLANTA, GEORGIA                                                  30339
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (770)444-5300


                                NOT APPLICABLE
        (Former Name of Former Address, if Changed Since Last Report)


                       Exhibit Index Located on Page: 4
                         Total Number of Pages: 166

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Item 5.         Other Events

        On February 5, 1997, Medaphis Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1.

        In addition, the Company has entered into the written agreement attached hereto as Exhibit 99.2, executed by all of the financial institutions that are parties thereto, on February 4, 1997, regarding the amendment and restatement of its existing revolving credit facilities. In connection therewith, the Company entered into one or more written agreements in the form attached hereto as Exhibit 4.1, executed by the Company on February 4, 1997, regarding the issuance of warrants to purchase up to an aggregate of 1,694,201 shares of the Company's common stock, par value $.01 per share.

        Also, the Company has filed its 1995 consolidated financial statements attached hereto as Exhibit 99.3. These financial statements were previously filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed on July 9, 1996 (as amended by the Company's Current Report on Forms 8-K/A and 8-K/A-2, filed on November 14, 1996 and January 10, 1997, respectively), as the Company's supplemental consolidated financial statements.

        The Company also has filed certain financial data attached hereto as
Exhibit 99.4, relating to its lines of business for the quarterly periods ended March 31, 1996 and 1995, June 30, 1996 and 1995, September 30, 1996 and 1995,
and December 31, 1996 and 1995, respectively.

        The Company also has filed the Safe Harbor Compliance Statement for Forward-Looking Statements (the "Safe Harbor Statement") attached hereto as
Exhibit 99.5 in connection with its continuing effort to qualify its written and oral forward-looking statements for the safe harbor protection of the Private Securities Litigation Reform Act of 1995, 15 U.S.C.A. Sections 77z-2 and 78u-5 (Supp. 1996). The Safe Harbor Statement filed herewith supercedes the Safe Harbor Statement filed as Exhibit 99 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 and the Company undertakes no obligation to update or revise the Safe Harbor Statement to reflect future developments.

Item 7.         Exhibits


Exhibit No.
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4.1             Form of Warrant, dated February 4, 1997.

23.1            Consent of Deloitte & Touche LLP.

27              Financial Data Schedule (for SEC use only).

99.1            Text of press release of Medaphis Corporation, dated February
                5, 1997.

99.2 Second Amended and Restated Credit Agreement, dated as of February 4, 1997, among Medaphis Corporation, the lenders listed therein, and the Agent.

99.3 Consolidated Financial Statements and Financial Statement Schedule of Medaphis Corporation, as described in Item 5 of this Current Report on Form 8-K.

99.4 Quarterly Consolidated Segment Data of Medaphis Corporation, as described in Item 5 of this Current Report on Form 8-K.

99.5            Safe Harbor Compliance Statement for Forward-Looking
                Statements.

        THIS FORM 8-K CONTAINS STATEMENTS WHICH MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. 15 U.S.C.A. SECTIONS 77Z-2 AND 78U-5 (SUPP. 1996). THOSE STATEMENTS INCLUDE STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF MEDAPHIS CORPORATION AND MEMBERS OF ITS MANAGEMENT TEAM. PROSPECTIVE INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS. IMPORTANT FACTORS CURRENTLY KNOWN TO MANAGEMENT THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN FORWARD-LOOKING STATEMENTS ARE SET FORTH IN THE SAFE HARBOR COMPLIANCE STATEMENT FOR FORWARD-LOOKING STATEMENTS INCLUDED AS EXHIBIT 99.5 TO THIS FORM 8-K, AND ARE HEREBY INCORPORATED BY REFERENCE. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS TO REFLECT CHANGED ASSUMPTIONS, THE OCCURRENCE OF UNANTICIPATED EVENTS OR CHANGES TO FUTURE OPERATING RESULTS OVER TIME.


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                                  Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 18, 1997



                                                MEDAPHIS CORPORATION


                                                By: /s/ David E. McDowell
                                                    --------------------------
                                                    David E. McDowell
                                                    Chairman and Chief Executive
                                                    Officer



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                                    INDEX


4.1             Form of Warrant, dated February 4, 1997.

23.1            Consent of Deloitte & Touche LLP.

27              Financial Data Schedule (for SEC use only).

99.1            Text of press release of Medaphis Corporation, dated February
                5, 1997.

99.2 Second Amended and Restated Credit Agreement, dated as of February 4, 1997, among Medaphis Corporation, the lenders listed therein, and the Agent.

99.3 Consolidated Financial Statements and Financial Statement Schedule of Medaphis Corporation, as described in Item 5 of this Current Report on Form 8-K.

99.4 Quarterly Consolidated Segment Data of Medaphis Corporation, as described in Item 5 of this Current Report on Form 8-K.

99.5            Safe Harbor Compliance Statement for Forward-Looking Statements.





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